UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
January 26, 2010

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in charter)

Delaware	000-30533	75-2679109
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)
2000 McKinney Avenue, Suite 700
Dallas, Texas, U.S.A. 75201
(Address of principal executive offices and zip code)
214-932-6600
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.
     On January 27, 2010, Texas Capital Bancshares, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. Incorporated, as sales agent (“Morgan Stanley”), pursuant to which the Company may, from time to time, offer and sell up to $40,000,000 in aggregate gross sales proceeds of the Company’s common stock, par value $0.01 per share (the “Shares”), through Morgan Stanley. Sales of the Shares through Morgan Stanley, if any, pursuant to the Agreement will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices prevailing at the time of sale or as otherwise agreed to by the Company and Morgan Stanley.
     The Company will designate the minimum price and the maximum amount of the Shares to be sold through Morgan Stanley on any given day or time period. Subject to the terms and conditions of the Agreement, Morgan Stanley will use its commercially reasonable efforts to sell, on the Company’s behalf, all of the designated Shares that it is authorized to sell on such day or during such time period. The Company may instruct Morgan Stanley not to sell the Shares if the sales cannot be effected at or above the price designated by the Company. The Company or Morgan Stanley may suspend the offering of Shares under the Agreement by notifying the other party. For services as sales agent, the Company will pay Morgan Stanley a program fee equal to 1.0% of the maximum aggregate offering price of $40,000,000, payable upon execution of the Agreement, plus a commission equal to 1.0% of the gross sales proceeds of any Shares. The Company has also agreed to reimburse Morgan Stanley for certain expenses.
     The Company is not obligated to sell and Morgan Stanley is not obligated to buy or sell any Shares under the Agreement. No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales, will take place. The offering of the Shares pursuant to the Agreement will terminate upon the earlier of (i) the sale of all the Shares subject to the Agreement and (ii) the termination of the Agreement.
     The Shares sold in the offering will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”), dated January 27, 2010, to the accompanying base prospectus, dated April 24, 2009, filed with the SEC as part of the Company’s Registration Statement on Form S-3 (File No. 333-158586) (the “Registration Statement”).
     The Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.
     A copy of the press release announcing the offering is attached hereto as Exhibit 99.1. A copy of the opinion of Winstead PC relating to the legality of the Shares and a copy of the consent of Winstead PC relating to the filing of such opinion are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this report and are incorporated by reference into the Prospectus Supplement and the Registration Statement.

Item 2.02. Results of Operations and Financial Condition.
     On January 27, 2010, the Company issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter and year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.2. A copy of the presentation is attached hereto as Exhibit 99.3.
     The information in this Item 2.02 (including Exhibits 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.02. Election of New Director.
     On January 26, 2010, the Company’s Board of Directors elected Elysia Holt Ragusa as a member of the Board. In connection with her election, Ms. Ragusa was granted 3,000 restricted stock units under the Company’s 2005 Long-Term Incentive Plan that vest in three equal annual installments.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
5.1	Opinion of Winstead PC regarding the legality of the common stock to be issued pursuant to the Equity Distribution Agreement, dated January 27, 2010.

10.1	Equity Distribution Agreement, dated January 27, 2010, between the Company and Morgan Stanley & Co. Incorporated.

23.1	Consent of Winstead PC (included in Exhibit 5.1).

99.1	Press Release, dated January 27, 2010, of the Company announcing the offering.

99.2	Press Release, dated January 27, 2010, of the Company announcing its operating and financial results for its fiscal quarter and year ended December 31, 2009.

99.3	Presentation given January 27, 2010 discussing the Company’s operating and financial results for its fiscal quarter and year ended December 31, 2009.
FORWARD-LOOKING STATEMENTS
     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United

States Securities and Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of the Company’s control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. The Company’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS CAPITAL BANCSHARES, INC.
Date: January 27, 2010	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

5.1	Opinion of Winstead PC regarding the legality of the common stock to be issued pursuant to the Equity Distribution Agreement dated January 27, 2010.

10.1	Equity Distribution Agreement, dated January 27, 2010, between the Company and Morgan Stanley & Co. Incorporated.

23.1	Consent of Winstead PC (included in Exhibit 5.1).

99.1	Press Release, dated January 27, 2010, of the Company announcing the offering.

99.2	Press Release, dated January 27, 2010, of the Company announcing its operating and financial results for its fiscal quarter and year ended December 31, 2009.

99.3	Presentation given January 27, 2010 discussing the Company’s operating and financial results for its fiscal quarter and year ended December 31, 2009.